Exhibit 32.2

Section 1350 Certification

     In connection with the Annual Report of Nextel Communications, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Vice President & Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2005

/s/ Paul N. Saleh

Paul N. Saleh Chief Financial Officer